10
418875.1


418875.1

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                                ----------------
                (Name of Registrant as Specified in Its Charter)


                  _____________________________________________________________________

                 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)       Title of each class of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         2)       Aggregate number of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  __________________________________________________________________________________
                                                                                                    -
         4) Proposed maximum aggregate value of transaction:
            _______________________________________________
         5) Total fee paid:
            _______________________________________________
|_| Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            __________________________________________________________________________________
                                                                                                    -

         2) Form, Schedule or Registration Statement No.:
            __________________________________________________________________________________
                                                                                                    -

         3) Filing Party:
            __________________________________________________________________________________
                                                                                                    -

         4) Date Filed:
            __________________________________________________________________________________
                                                                                                    -


                                 AAM Equity Fund


                          1018 Kanawha Blvd., Suite 301
                         Charleston, West Virginia 25301


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST___, 2004

Dear Shareholders:

The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the AAM Equity Fund series of the Trust, to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on August __, 2004 at 10:00 a.m., central time, for the following purpose:

                  1. Approval of a new advisory agreement between the Trust and Appalachian Asset Management, Inc., the Fund's investment advisor. NO FEE INCREASE IS PROPOSED.

                  2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on June 15, 2004 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                   Carol J. Highsmith, Secretary

                                                                   June __, 2004
                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 AAM EQUITY FUND

                          1018 Kanawha Blvd., Suite 301
                         Charleston, West Virginia 25301
                                    _________

                                 PROXY STATEMENT
                                    _________

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held August__, 2004
                                    _________

         INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the AAM Equity Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on August__, 2004 at 10:00 a.m., central time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June__, 2004.

         Appalachian Asset Management, Inc. ("AAM") serves as the Fund's investment advisor. KI&T Holdings, Inc. ("KI&T") and Argent Financial Group, Inc. ("Argent") previously controlled AAM, each owning 50% of its outstanding shares. As of May 17, 2004, AAM Investments, LLC acquired all of the outstanding shares of AAM. As a result of the transaction, AAM Investments, LLC is deemed to "control" AAM.

         Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction that results in a change of control of an investment advisor may be deemed an "assignment." The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the approval of a new agreement for the Fund with AAM.

          A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY SENDING A WRITTEN REQUEST TO AMERIPRIME FUNDS AT 431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, INDIANA 46204 OR BY CALLING THE FUND AT 888-905-2283.

                                    PROPOSAL
                 APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                THE TRUST AND APPALACHIAN ASSET MANAGEMENT, INC.

Background
----------

         AAM previously served as the Fund's investment advisor pursuant to a management agreement dated May 30, 2002. AAM previously was controlled by KI&T and Argent, each owning 50% of its outstanding shares. AAM Investments, LLC acquired 100% of the outstanding shares of AAM pursuant to a Stock Purchase Agreement dated as of May 17, 2004. Pursuant to the Stock Purchase Agreement, Argent sold, assigned, transferred, conveyed and delivered to AAM Investments, LLC, and AAM Investments, LLC purchased and acquired from Argent, all right, title and interest in and to those outstanding common shares, without par value (the "Shares"), of AAM owned by Argent. At the same time, AAM Investments, LLC assigned, transferred, conveyed and delivered to KI&T 43,168 shares of KI&T in exchange for all right, title and interest in and to those Shares of AAM owned by KI&T. As a result of the transaction, AAM Investments, LLC is deemed to "control" AAM.

         Under the Investment Company Act, a transaction that results in a change of control of an investment advisor may be deemed an "assignment." The Investment Company Act further provides that a management agreement automatically terminates in the event of its assignment. The transaction described above resulted in a "change in control" of AAM for purposes of the Investment Company Act and caused the "assignment" and resulting termination of the old management agreement.

         On March 15, 2004, the Board of Trustees of the Fund approved an interim management agreement. The interim management agreement took effect on May 17, 2004 following the change of control of AAM. Subject to shareholder approval, the Board of Trustees on June 7, 2004 approved a new management agreement for the Fund. As a result, the shareholders of the Fund are being asked to consider the approval of the new management agreement with AAM. The primary purpose of this proposal is to allow AAM to continue to serve as the investment manager to the Portfolios.

         APPROVAL OF THE NEW MANAGEMENT AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE FUND. The new management agreement is materially identical to the previous management agreement, including the management fee the Fund pays to AAM, except for the effective date. The effective date of the new management agreement will be the date shareholders of the Fund approve the new management agreement.

THE PREVIOUS MANAGEMENT AGREEMENT
_________________________________

         AAM previously served as the investment advisor to the Fund pursuant to a management agreement, dated May 30, 2002, between the Trust and AAM. The previous agreement was approved by shareholders of the Fund on March 15, 2002. The previous agreement was renewed by the Board of Trustees on March 15, 2004, and would continue from year to year thereafter, subject to annual approval by the Board of Trustees.

         Under the terms of the previous management agreement, AAM was required to provide the Fund with such investment advice as it deemed advisable, to furnish a continuous investment program for the Fund consistent with the Fund's investment objective and policies, and to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions as in effect from time to time and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The agreement also provided that AAM would advise and assist the officers of the Trust in taking such steps as were necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         The management agreement required AAM to pay all operating expenses of the Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and such extraordinary and non-recurring expenses as may arise. The Trust bore all other expenses that were not assumed by AAM. As compensation for its management services, the Fund was obligated to pay AAM a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of its average daily net assets. AAM had contractually agreed through February 28, 2005 to reimburse the Fund for the fees and expenses of the disinterested Trustees and any Fund deferred organizational costs amortized during the period, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15%.

         For the fiscal year ended October 31, 2003, the aggregate amount of the investment advisor's fee paid to AAM was $146,055. For the fiscal year ended October 31, 2003, AAM reimbursed Trustees fees and organizational expenses of $6,840.

THE INTERIM MANAGEMENT AGREEMENT
________________________________

         Ordinarily, shareholder approval must be obtained before a management agreement takes effect. With respect to a voluntary assignment as described in Rule 15a-4(b)(2) under the Investment Company Act, however, an investment manager is permitted to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

(i) The compensation under the interim agreement is no greater than under the previous agreement;
(ii) The fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;
(iii) The fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;
(iv) The interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment manager;
(v) The interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees, including a majority of the directors who are not interested persons of the fund;
(vi) The interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders;
(vii) A majority of the trustees of the fund are disinterested trustees and those trustees select and nominate any other disinterested trustee; and
(viii) Legal counsel for the disinterested trustees is an independent legal counsel.

         A change of control of AAM occurred on May 17, 2004. Prior to the change of control, the Board of Trustees approved an interim management agreement, identical in all material respects to the previous management agreement, that took effect upon the change of control. AAM will serve as investment manager pursuant to the interim agreement for 150 days after the change in control or, if earlier, until a new management agreement is approved by shareholders. If shareholders do not approve the new management agreement, AAM will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned.

THE NEW MANAGEMENT AGREEMENT.
____________________________

        At a meeting on June 7, 2004, the Board of Trustees considered and approved, subject to approval by the shareholders of the Fund, a proposed new management agreement for the Fund. The new management agreement will become effective as to the Fund upon approval by shareholders. The new management agreement is identical in all material respects to the previous management agreement, with the exception of technical amendments arising from changes in the date of its execution, effectiveness and termination.

         The new agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with AAM (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by AAM. The new management agreement automatically and immediately terminates in the event of an assignment (as defined in the Investment Company Act).

         The new management agreement provides that in connection with purchases or sales of portfolio securities for the account of the Fund, AAM will arrange for the placing of all orders with brokers or dealers selected by AAM, subject to review of these selections by the Board from time to time. AAM is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, AAM must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Like the previous agreement, the new management agreement permits AAM select brokers and dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which AAM exercises investment discretion.

         The liability provisions of the new management agreement are the same as the previous management agreement. The new management agreement provides that AAM and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the new management agreement or any other matter to which the agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of AAM's duties under the new management agreement, or by reason of reckless disregard by any such persons of AAM's obligations and duties under the new management agreement.

         Access retains the right to use the name "AAM" in connection with another investment company or business enterprise with which Access is or may become associated. The Trust's right to use the name "AAM" automatically ceases ninety (90) days after termination of the new management agreement and may be withdrawn by Access on ninety days written notice.

         The new management agreement for the Portfolios is attached as Exhibit
A. You should read the new management agreement. The description in this Proxy Statement of the new management agreement is only a summary.

INFORMATION CONCERNING AAM
__________________________

        AAM, is located at 1018 Kanawha Blvd., Suite 301, Charleston, West Virginia 25301. AAM Investments, LLC, also located at 1018 Kanawha Blvd., Suite 301, Charleston, West Virginia 25301, owns 100% of AAM and is deemed to control AAM.

         The names, addresses and principal occupations of the principal executive officers and directors of AAM are set forth below:

------------------------------- ----------------------------- ----------------------------- ----------------------------
             Name                          Title                        Address                Principal Occupation
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
Knox H. Fuqua                   President, Secretary,         1018 Kanawha Blvd., Suite     Asset Management
                                Treasurer and Director        301, Charleston, West
                                 Virginia 25301
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
AAM Investment, LLC.            Managing Member               1018 Kanawha Blvd., Suite     Asset Management
                                                              301, Charleston,
                                                              West Virginia 25301
------------------------------- ----------------------------- ----------------------------- ----------------------------

         The following persons own 10% or more of AAM Investments, LLC.

--------------------------------------------------- ---------------------------------- ---------------------------------
                       Name                                      Address                          Ownership
--------------------------------------------------- ---------------------------------- ---------------------------------
--------------------------------------------------- ---------------------------------- ---------------------------------
Mark Hatfield                                       1621 Woodvale Dr.                               12.34%
                                                    Charleston, WV 25314
--------------------------------------------------- ---------------------------------- ---------------------------------
--------------------------------------------------- ---------------------------------- ---------------------------------
Monica Hatfield                                     1621 Woodvale Dr.                               24.67%
                                                    Charleston, WV 25314
--------------------------------------------------- ---------------------------------- ---------------------------------
--------------------------------------------------- ---------------------------------- ---------------------------------
                                                    Davenport and Co. LLC
Robert Pulliam IRA                                  901 East Cary Street                            18.26%
                                                    Richmond, VA 23219
--------------------------------------------------- ---------------------------------- ---------------------------------

EVALUATION BY THE BOARD OF TRUSTEES.
___________________________________

        At its June 7, 2004 meeting, the Board of Trustees determined that continuity and efficiency of portfolio investment advisory services after the change of control of AAM could best be assured by approving the new management agreement. The Board believed that the new management agreement would enable the Fund to continue to obtain management services of high quality at costs that it deems appropriate and reasonable and that approval of the new management agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, evaluated the new management agreement with AAM for the Fund and the impact on the Fund of retaining AAM as the investment manager. Mr. Fuqua of AAM discussed with the Trustees the reasons for the change of control at AAM, the experience and background of AAM, the ability of AAM to perform under the terms of the proposed new agreement, and AAM's financial condition. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, information about the performance of the Fund and discussed the proposed new agreement.

         In making the recommendation to approve the new Management Agreement, the Trustees expressed their satisfaction with the experience, reputation, qualifications and background of AAM and the nature and quality of operations and services that AAM will continue to provide the Fund with no change in fees. The Board viewed it significant that Mr. Fuqua, the one individual that has consistently been involved in the portfolio management of the Fund, will be the person primarily responsible for portfolio management following the change in control, that no changes in AAM's methods of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from the change of control.

         The Trustees also gave careful consideration to factors deemed relevant to the Fund, including, but not limited to (i) the performance of the Fund since the commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of AAM, and (iv) the fact that the terms of the new agreement are substantially identical to the previous agreement and the interim agreement.

         As a result of their considerations, the Board of Trustees, including all of the independent Trustees, determined that the new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the new agreement and voted to recommend it to shareholders for approval.

        THE BOARD OF TRUSTEES OF THE TRUST,INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED
                                               ___
MANAGEMENT AGREEMENT.


                              OPERATION OF THE FUND


         The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains AAM, 1018 Kanawha Blvd., East, Suite 301, Charleston, West Virginia 25301 as its investment advisor. The Fund retains Unified Fund Services, Inc. to manage the Fund's business affairs, provide the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.


                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreement between the Trust and AAM and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The close of business on June 15, 2004 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were ___________ shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed new agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT


         As of the Record Date, the Trustees and officers of the Trust beneficially owned no shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following list indicates the ownership by shareholders who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Fund on June 15, 2004:

         Name of Fund               Name and Address of         Amount and Nature of       Percentage of Outstanding
                                     Beneficial Owner           Beneficial Ownership          Shares of the Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------


         As of June 15, 2004, AAM shared with certain of its advisory clients the power to vote, and investment discretion with respect to, _______________ shares of the Fund, or ______%. As a result, AAM may be deemed to beneficially own these shares and may be deemed to control the Fund. AAM intends to vote all of these shares in favor of the proposed new management agreement.

         As of June 15, 2004, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Ms. Carol J. Highsmith, Secretary, Ameriprime Funds, 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                               AFFILIATED BROKERS

         For fiscal year ended October 31, 2004, the Trust did not pay brokerage commissions to affiliated brokers.


                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by AAM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and AAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and AAM may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

                  The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.


                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 800-905-2283, or write the Trust's transfer agent, Unified Financial Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                                               BY ORDER OF THE BOARD OF TRUSTEES



                                                              Carol J. Highsmith
                                                                       Secretary

                                                                  June ___, 2004


PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 317-266-8756.

418875.1

418875.1

                                    EXHIBIT A

                          PROPOSED MANAGEMENT AGREEMENT

TO:      Appalachian Asset Management, Inc.
         1018 Kanawha Blvd., East, Suite 301
         Charleston, WV  25301


Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the AAM Equity Fund (the "Fund").

         You have been selected to act as the sole investment advisor of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment advisor and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES
                  _________________

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES
                  __________________________________

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, excluding expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act, as amended); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including organizational expenses, and litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.


         3.       COMPENSATION OF THE ADVISOR
                  ___________________________

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.15% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS
                  _____________________________________

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISOR
                  __________________________________

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT
                  __________________________________________

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different advisor or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME
                  ___________

                  The Trust and you acknowledge that all rights to the name "AAM" belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the advisor to the Fund, the Trust's right to the use of the name "AAM" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "AAM" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

         8.       AMENDMENT OF THIS AGREEMENT
                  ___________________________

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY
                  _________________________________________

                    The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY
                  ____________

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION
                  ___________________________

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12.      NOTICES
                  _______

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 1018 Kanawha Blvd., East, Suite 209, Charleston, WV 25301.

         13.      COUNTERPARTS
                  ____________

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT
                  ______________

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS
                  ________

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                            Yours very truly,

                                                            AmeriPrime Funds


                                                            By:____________________________________
                                                                  Timothy Ashburn, President

Dated: ___________, 2004

                                                     ACCEPTANCE
                                                     __________
         The foregoing Agreement is hereby accepted.

                                                              Appalachian Asset Management, Inc.


                                                              By:____________________________________
                                                              Name:
                                                              Title:

Dated: _____________, 2004


PROXY

                                 AAM EQUITY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST_____, 2004

         The undersigned shareholder of the AAM Equity Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Freddie Jacobs and Holly Brower, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on August___, 2004 at 10:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         Approval of a new Management Agreement between the Trust and Appalachian Asset Management, Inc.

                           |_| FOR                      |_| AGAINST                       |_| ABSTAIN


         The Board of Trustees recommends a vote "FOR" on the above proposal.
The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED:________, 2004      __________________________________________
(Number of Shares)                                            (Please Print Your Name)

                                                              _________________________
                                                              (Signature of Shareholder)

                                                              _________________________
                                                              (Please Print Your Name)

                                                              _________________________
                                                              (Signature of Shareholder)

                                                              (Please date this
                                                              proxy and sign
                                                              your name as it
                                                              appears on the
                                                              label. Executors,
                                                              administrators,
                                                              trustees, etc.
                                                              should give their
                                                              full titles. All
                                                              joint owners
                                                              should sign.)



          THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.